UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

The Hillman Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue

Cincinnati, Ohio 45231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 851-4900

Not Applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with a senior notes offering by HMAN Finance Sub Corp. (“Finance Sub”), The Hillman Companies, Inc. (the “Company” or “Hillman”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included in Exhibit 99.1. This information, some of which has not been previously reported, is excerpted from the Confidential Preliminary Offering Memorandum, dated June 9, 2014, that is being circulated in connection with the senior notes offering by Finance Sub. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the senior notes being offered by Finance Sub.

The information furnished in Item 7.01 – “Regulation FD Disclosure”, Item 9.01 – “Financial Statements and Exhibits” and in the accompanying Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements related to the proposed offering of senior notes by HMAN Finance Sub Corp., the proposed acquisition of OHCP HM Acquisition Corp. by affiliates of CCMP Capital Advisors, LLC, together with certain co-investors, and the financing thereof. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the filings with the Securities and Exchange Commission of the registrant. Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, the registrant expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the registrant does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Excerpts from the HMAN Finance Sub Corp. Confidential Preliminary Offering Memorandum, dated June 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2014	THE HILLMAN COMPANIES, INC.

	By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

99.1	Excerpts from the HMAN Finance Sub Corp. Confidential Preliminary Offering Memorandum, dated June 9, 2014.

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